Semiannual Report

June 30, 2002

T. Rowe Price
Prime Reserve Portfolio

Dear Investor

The six months ended June 30, 2002, have been a challenging time for the U.S. In the aftermath of the September 11 terrorist attacks, the U.S. economy struggled through a mild recession, while the broad market sagged. The Federal Reserve cut short-term interest rates deeply in 2001 and held them there through June while waiting for clear economic improvement. Money market yields, which track the federal funds target rate, also fell sharply.

Economy and Interest Rates

  The Fed finished easing monetary policy when it lowered the fed funds target rate to 1.75% at its mid-December meeting. So far this year, the Fed has left the target rate unchanged to encourage a stronger economic recovery. Short-term interest rates trended sharply lower across the board, and with the equity markets struggling, rising demand has cut even more deeply into yields on money market instruments.

  The current level of interest rates is the lowest in 40 years, and real (inflation-adjusted) yields are close to zero. As of this writing, the Fed continues to hold its ground, stating that, in its view, the risks are balanced between weakness in the economy and accelerating inflation.

Interest Rate Levels

                                     6-Month                  90-Day          Federal Funds
                               Treasury Bill           Treasury Bill            Target Rate
  -------------------------------------------------------------

  06/30/2001                            3.64                    3.65                   3.75
  07/31/2001                            3.46                    3.52                   3.75
  08/31/2001                            3.29                    3.36                   3.50
  09/30/2001                            2.35                    2.37                   3.00
  10/31/2001                            1.94                    2.01                   2.50
  11/30/2001                            1.74                    1.72                   2.00
  12/31/2001                            1.79                    1.72                   1.75
  01/31/2002                            1.90                    1.75                   1.75
  02/28/2002                            1.86                    1.75                   1.75
  03/31/2002                            2.10                    1.78                   1.75
  04/30/2002                            1.89                    1.76                   1.75
  05/31/2002                            1.88                    1.72                   1.75
  06/30/2002                            1.74                    1.68                   1.75
  ------------------------------------------------------------

Market News

  The Treasury stopped selling 30-year securities last year and increased its reliance on the short-term Treasury bill market. Deteriorating cash flows because of the weaker economy and increased spending on defense have resulted in an accelerating budget deficit. The Treasury was a net borrower in the second quarter of this year, the first time that has happened since 1995. The Treasury also lifted its debt ceiling by $450 billion, which should satisfy its needs through the first quarter of 2003.

  Ford Motor and General Motors both had their commercial paper ratings downgraded to second-tier status during the fourth quarter last year. In addition, in response to market pressure, many companies reduced their reliance on short-term debt. This has resulted in the first contraction in the amount of commercial paper outstanding in many years. This trend, combined with rising demand, placed further downward pressure on yields. The one area of growth has been in asset-backed securities, which now represent more than 50% of all commercial paper outstanding.

Performance and Strategy Review

  Your fund posted modest 6- and 12-month results, reflecting the low yield environment. Our efforts to control fund expenses and sustain interest income helped the portfolio outpace the Lipper Variable Annuity Underlying Money Market Funds Average for both periods.

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  Prime Reserve Portfolio                           0.81%                  2.33%

  Lipper Variable Annuity
  Underlying Money Market
  Funds Average                                      0.69                   2.04

  Our strategy changed this year once we became convinced that the Fed had stopped lowering short-term interest rates. During the fourth quarter of last year, we kept the weighted average portfolio maturity about 10 days longer than the average money fund to help lock in higher yields longer. More recently, however, we shortened the portfolio's maturity to levels that are much closer to the Lipper average. Once the Fed begins to tighten policy, we plan to move the maturity shorter than the average fund in an effort to take advantage of rising yields faster than our competitors.

  In this period of deteriorating credit quality for many companies, especially in the energy and telecommunication industries, we continued to emphasize very high-quality investments. The mix of fixed- and floating-rate instruments continued to favor fixed investments. Floaters appeared relatively overpriced in our analysis, so we have reduced our exposure to this sector.

Outlook

  The Federal Reserve realizes that its current monetary policy is very accommodative in that it makes borrowing very inexpensive and raises the risk of higher inflation. However, we think the Fed will remain patient and wait until the economic recovery is firmly in place before tightening policy. The falling stock market should also discourage the Fed from raising rates, perhaps until 2003. However, we expect that once the Fed finally begins to lift the fed funds rate, it will target a more neutral level substantially above today's rates - perhaps as high as 5%.

  Respectfully submitted,

  James M. McDonald
  Chairman of the fund's Investment Advisory Committee
  July 19, 2002

Change in Prime Reserve
Portfolio Management

  James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A. Wiese, who remains president of the Prime Reserve Portfolio and a member of the fund's Investment Advisory Committee.

  This supplements the Prime Reserve Portfolio's prospectus dated May 1, 2002.

Portfolio Highlights

Key Statistics
                                                       Periods
                                                         Ended
                                                       6/30/02
------------------------------------------------

Price Per Share                                         $ 1.00

Dividends Per Share

   6 months                                              0.008

  12 months                                              0.023

Dividend Yield (7-Day Compound) *                        1.49%

Weighted Average Maturity (days)                            59

Weighted Average Quality **                         First Tier
------------------------------------------------

* Dividends earned and reinvested for the period are annualized and divided by the fund's net asset value at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Note: a money fund's yield more closely reflects its current earnings than the total return.

Portfolio Highlights

Security Diversification
                                                    Percent of                   Percent of
                                                    Net Assets                   Net Assets
                                                      12/31/01                      6/30/02
--------------------------------------------------------------------

U.S. Negotiable Bank Notes                                  2%                            -

Certificates of Deposit                                     14                          24%

  Domestic Negotiable CDs                                    3                            2

  U.S. Dollar Denominated Foreign
  Negotiable CDs/Bank Notes                                 11                           22

Commercial Paper and
Medium-Term Notes                                           83                           77

  Asset-Backed                                              22                           37

  Banking                                                   18                           16

  Investment Dealers                                         4                            4

  Finance and Credit                                         6                            4

  Insurance                                                  6                            3

  All Other                                                 23                           10

  U.S. Government and Agencies                               1                            -

  Foreign Governments and
  Municipalities                                             3                            3

Other Assets Less Liabilities                                1                           -1

Total                                                     100%                         100%
--------------------------------------------------------------------

Fixed-Rate Obligations                                     89%                          92%

Floating-Rate Obligations                                  11%                           8%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Prime Reserve Portfolio

                 Lipper Variable Annuity Underlying                Prime Reserve
                         Money Market Funds Average                    Portfolio

12/31/96                                     10,000                       10,000
06/30/97                                     10,250                       10,256
06/30/98                                     10,787                       10,808
06/30/99                                     11,306                       11,340
06/30/00                                     11,913                       11,968
06/30/01                                     12,575                       12,646
06/30/02                                     12,835                       12,941

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio
Periods Ended 6/30/02

                                                         Since        Inception
1 Year       3 Years             5 Years             Inception             Date
----------------------------------------------------------------

2.33%          4.50%               4.76%                 4.80%         12/31/96

Investment return and principal value represent past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio
Unaudited

                      For a share outstanding throughout each period
                      ----------------------------------------------------------
                          6 Months           Year                                                  12/31/96
                             Ended          Ended                                                   Through
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
NET ASSET VALUE
Beginning of period        $ 1.000        $ 1.000       $ 1.000        $ 1.000        $ 1.000       $ 1.000

Investment activities
  Net investment
  income (loss)              0.008          0.039         0.059          0.048          0.052         0.052

Distributions
  Net investment
  income                   (0.008)        (0.039)       (0.059)        (0.048)        (0.052)       (0.052)

NET ASSET VALUE
End of period              $ 1.000        $ 1.000       $ 1.000        $ 1.000        $ 1.000       $ 1.000
                      ----------------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)        0.81%          4.01%         6.10%          4.89%          5.29%         5.33%

Ratio of total
expenses to average
net assets                  0.55%!          0.55%         0.55%          0.55%          0.55%        0.55%!

Ratio of net
investment
income (loss) to
average net assets          1.64%!          3.88%         5.93%          4.79%          5.12%        5.24%!

Net assets,
end of period
(in thousands)            $ 24,337       $ 26,002      $ 21,877       $ 19,745       $ 16,119      $ 10,964

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
June 30, 2002 (Unaudited)

                                                                  Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands

CERTIFICATES OF DEPOSIT 24.3%
Abbey National Treasury Services
  1.85%, 12/23/02                                               $ 400                    $ 400

ABN AMRO, 2.28%, 11/29/02                                         250                      250

Bank of Nova Scotia
  1.80%, 8/13/02                                                  500                      500

Bayerische Landesbank Girozentrale
  1.93%, 8/15/02                                                  300                      300

  2.51%, 11/26/02                                                 200                      200

BNP Paribas, 2.38%, 1/16/03                                       500                      500

Chase Manhattan Bank
  1.86%, 7/9/02                                                   600                      600

Credit Agricole Indosuez, London
  1.92%, 8/15/02                                                  700                      700

Deutsche Bank, 2.375%, 2/18/03                                    250                      250

Istituto Bancario, 2.00%, 3/25/03                                 400                      400

Lloyds Bank, 1.81%, 7/30/02                                       400                      400

Societe Generale Institutional
  2.08%, 12/20/02                                                 500                      500

Toronto Dominion Bank
  2.185%, 11/14/02                                                200                      200

Westdeutsche Landesbank
  2.065%, 10/23/02                                                400                      400

  2.30%, 1/16/03                                                  300                      300

Total Certificates of Deposit
(Cost $5,900)                                                                            5,900

COMMERCIAL PAPER 56.7%
Alpine Securitization, 4(2)
  1.78%, 7/11/02                                                  800                      800

Asset Portfolio Funding, 4(2)
  1.89%, 7/11/02                                                  842                      842

Asset Securitization Cooperative
  4(2), 1.80%, 7/8/02                                             500                      500

AWB Finance Limited
  4(2), 1.80%, 7/2/02                                             325                      325

Bavaria TRR, 4(2), 1.81%, 7/17/02                                 500                      500

BMW U.S. Capital, 1.75%, 7/12/02                                  400                      400

CDC Commercial Paper Corp., 4(2)
  1.83%, 8/16/02                                                  425                      424

Ciesco L.P., 4(2), 1.78%, 7/24/02                                 450                      449

Corporate Asset Funding, 4(2)
  1.77%, 7/26/02                                                  700                      699

                                                                  Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Discover Card Master Trust, 4(2)
  144A, 1.80%, 7/24/02                                          $ 750                    $ 749

Falcon Asset Securitization, 4(2)
  1.78%, 7/9/02                                                   700                      700

Fortis Funding, 4(2)
  1.78%, 7/10/02                                                  500                      500

Golden Funding, 4(2)
  1.82%, 9/5/02                                                   400                      399

  1.85%, 7/31/02                                                  533                      532

Halifax
  1.80%, 8/22/02                                                  200                      200

  1.92%, 9/4/02                                                   450                      448

K2, 4(2)
  1.80%, 7/19/02                                                  350                      350

  1.82%, 7/29/02                                                  500                      499

MassMutual Funding, 4(2)
  1.80%, 9/5/02                                                   250                      249

New York Life Capital, 4(2)
  2.00%, 7/22/02                                                  500                      499

Northern Rock, 1.79%, 8/1/02                                      350                      349

Paccar Financial, 1.83%, 7/10/02                                  200                      200

Paradigm Funding, 4(2)
  1.80%, 8/12/02                                                  500                      499

Park Avenue Receivables, 4(2)
  1.80%, 7/29/02                                                  450                      449

  2.00%, 7/1/02                                                   550                      550

Pennine Funding, 4(2)
  1.80%, 9/16/02                                                  400                      398

Preferred Receivables Funding, 4(2)
  1.79%, 7/19/02                                                  300                      300

Svenska Handelsbanken
  1.89%, 11/29/02                                                 250                      248

  1.95%, 12/3/02                                                  250                      248

UBS Finance, 1.85%, 8/21/02                                       200                      199

Verizon Global Funding, 4(2)
  1.947%, 9/16/02                                                 300                      300

Total Commercial Paper (Cost $13,804)                                                   13,804

MEDIUM-TERM NOTES 18.9%
3M, 144A, 5.652%, 12/12/02                                        100                      102

Alabama Power, VR, 1.998%, 9/3/02                                 100                      100

American Express Credit, 4(2)
  6.50%, 8/12/02                                                  200                      201

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
June 30, 2002 (Unaudited)
                                                                  Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Bank of America
  7.50%, 10/15/02                                               $ 200                    $ 203

  7.875%, 12/1/02                                                 100                      102

Bayerische Landesbank Girozentrale
  7.10%, 7/5/02                                                   400                      400

Caterpillar Financial
  VR, 2.01%, 7/15/02                                              350                      350

  2.213%, 8/1/02                                                  250                      250

Coca Cola, 6.625%, 10/1/02                                        100                      101

Credit Suisse First Boston, VR
  1.89%, 9/9/02                                                   100                      100

FleetBoston, VR, 2.13%, 7/14/03                                   250                      250

GE Capital
  VR, 1.87%, 7/9/02                                               100                      100

  6.50%, 9/27/02                                                  300                      303

  6.70%, 10/1/02                                                  250                      252

Goldman Sachs, VR, 1.87%, 7/12/02                                 250                      250

Jackson National Life, VR
  1.88%, 7/22/02                                                  100                      100

KFW International Finance, London
  6.375%, 11/21/02                                                110                      112

Merrill Lynch
  VR, 2.183%, 7/8/02                                              100                      100

  VR, 2.065%, 8/13/02                                             400                      400

Morgan Stanley, VR, 2.01%, 9/10/02                                250                      250

National Rural Utilities,
  Collateral Trust, 6.50%, 9/15/02                                320                      323

Province of Quebec, 7.50%, 7/15/02                                100                      100

Suntrust Banks, 7.375%, 7/1/02                                    150                      150

Total Medium-Term Notes (Cost $4,599)                                                    4,599

                                                                  Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands

ASSET-BACKED SECURITIES 0.8%
Holmes Financing, Series 5, Class A
  VR, 1.85%, 7/15/02                                            $ 200                    $ 200

Total Asset-Backed Securities (Cost $200)                                                  200

Total Investments in Securities
100.7% of Net Assets (Cost $24,503)                                                   $ 24,503

Other Assets Less Liabilities                                                            (166)

NET ASSETS                                                                            $ 24,337
                                                                                      --------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                     $ 4

Paid-in-capital applicable to 24,333,200
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                                    24,333

NET ASSETS                                                                            $ 24,337
                                                                                      --------

NET ASSET VALUE PER SHARE                                                               $ 1.00
                                                                                        ------

144A Security was purchased pursuant to Rule 144A underthe Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.5% of net assets

4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors"

VR  Variable Rate

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands
Unaudited
                                                              6 Months
                                                                 Ended
                                                               6/30/02
Investment Income (Loss)
Interest income                                                 $ 274

Investment management and
administrative expense                                             68

Net investment income (loss)                                      206

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                            (1)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $ 205
                                                               ------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                  $ 206                    $ 959

  Net realized gain (loss)                                        (1)                        -

  Increase (decrease) in net assets
   from operations                                                205                      959

Distributions to shareholders
  Net investment income                                         (206)                    (959)

Capital share transactions*
  Shares sold                                                  17.084                   19,996

  Distributions reinvested                                        204                      956

  Shares redeemed                                            (18,952)                 (16,827)

  Increase (decrease) in net assets
  from capital share transactions                             (1,664)                    4,125

Net Assets
Increase (decrease) during period                             (1,665)                    4,125

Beginning of period                                            26,002                   21,877

End of period                                                $ 24,337                 $ 26,002
                                                             --------                 --------
*Share information
  Shares sold                                                  17,085                   19,996

  Distributons reinvested                                         204                      956

  Shares redeemed                                            (18,952)                 (16,827)

  Increase (decrease) in
  shares outstanding                                          (1,663)                    4,125

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $24,503,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $20,000 was payable under the agreement.

T. Rowe Price Prime Reserve Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.     President, Coppin State College; Director,
(3/16/32)                    Provident Bank of Maryland
1994

Anthony W. Deering           Director, Chairman of the Board, President, and
(1/28/45)                    Chief Executive Officer, The Rouse Company, real
1994                         estate developers

Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
2001

David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
2001                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.

F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates,
(8/22/34)                    Inc., consulting environmental and civil engineers
1994

Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
2001                         Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber            Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                   a real estate investment company; Senior Advisor
1994                         and Partner, Blackstone Real Estate Advisors,
                             L.P.; Director, AMLI Residential Properties Trust,
                             Host Marriott Corp., and The Rouse Company

Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
2001

Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a
(6/23/33)                    venture capital limited partnership, providing
2001                         equity capital to young high-technology companies
                             throughout the United States; Director, Teltone
                             Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Prime Reserve Portfolio
Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price     Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]         Other Directorships of Public Companies

William T. Reynolds          Director and Vice President, T. Rowe Price and
(5/26/48)                    T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                         Global Asset Management Limited; Chairman of the
[37]                         Board, Fixed Income Series

James S. Riepe               Director and Vice President, T. Rowe Price; Vice
(6/25/43)                    Chairman of the Board, Director, and Vice
1994                         President, T. Rowe Price Group, Inc.; Chairman of
[98]                         the Board and Director, T. Rowe Price Global
                             Asset Management Limited, T. Rowe Price Investment
                             Services, Inc., T. Rowe Price Retirement Plan
                             Services, Inc., and T. Rowe Price Services, Inc.;
                             Chairman of the Board, Director, President, and
                             Trust Officer, T. Rowe Price Trust Company;
                             Director, T. Rowe Price International, Inc., and
                             T. Rowe Price Global Investment Services Limited;
                             Vice President, Fixed Income Series

M. David Testa               Vice Chairman of the Board, Chief Investment
(4/22/44)                    Officer, Director, and Vice President, T. Rowe
1997                         Price Group, Inc.; Chief Investment Officer,
[98]                         Director, and Vice President, T. Rowe Price;
                             Chairman and Director, T. Rowe Price Global Asset
                             Management Limited; Vice President and Director,
                             T. Rowe Price Trust Company; Director, T. Rowe
                             Price Global Investment Services Limited and
                             T. Rowe Price International, Inc.

* Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served     Principal Occupations

Steven G. Brooks (8/5/54)    Vice President, T. Rowe Price and T. Rowe Price
Vice President,              Group, Inc.
Fixed Income Series

Brian E. Burns (10/6/60)     Assistant Vice President, T. Rowe Price
Vice President,
Fixed Income Series

Jennifer A. Callaghan        Assistant Vice President, T. Rowe Price
(5/6/69)
Vice President,
Fixed Income Series

Joseph A. Carrier            Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                   Group, Inc., and T. Rowe Price Investment
Treasurer,                   Services, Inc.
Fixed Income Series

Patrick S. Cassidy           Vice President, T. Rowe Price and T. Rowe Price
(8/27/64)                    Group, Inc.
Vice President,
Fixed Income Series

Mark S. Finn (1/14/63)       Vice President, T. Rowe PriceT. Rowe Price
Vice President,
Fixed Income Series

Prime Reserve Portfolio

Officers continued

Name (Date of Birth)
Title and Fund(s) Served       Principal Occupations

Alisa Fiumara (2/7/74)         Employee, T. Rowe Price; formerly Associate
Vice President,                Analyst, Legg Mason (to 2000)
Fixed Income Series

Charles B. Hill (9/22/61)      Vice President, T. Rowe Price and T. Rowe Price
Vice President,                Group, Inc.
Fixed Income Series

Henry H. Hopkins               Director and Vice President, T. Rowe Price Group,
(12/23/42)                     Inc.; Vice President, T. Rowe Price, T. Rowe
Vice President,                Price International, Inc., and T. Rowe Price
Fixed Income Series            Retirement Plan Services, Inc.; Vice President
                               and Director, T. Rowe Price Investment Services,
                               Inc., T. Rowe Price Services, Inc., and T. Rowe
                               Price Trust Company

Alan D. Levenson               Vice President, T. Rowe Price and T. Rowe Price
(7/17/58)                      Group, Inc.; formerly Senior Vice President and
Vice President,                Director of Research, Aubrey G. Lanston & Co.,
Fixed Income Series            Inc.

Patricia B. Lippert            Assistant Vice President, T. Rowe Price and
(1/12/53)                      T. Rowe Price Investment Services, Inc.
Secretary,
Fixed Income Series

Joseph K. Lynagh, CFA          Vice President, T. Rowe Price and T. Rowe Price
(6/9/58)                       Group, Inc.; formerly Corporate Banking Officer,
Vice President,                NationsBank (to 1990)
Fixed Income Series

James M. McDonald              Vice President, T. Rowe Price, T. Rowe Price
(9/29/49)                      Group, Inc., and T. Rowe Price Trust Company
Executive Vice President,
Fixed Income Series

Cheryl A. Mickel               Vice President, T. Rowe Price and T. Rowe Price
(1/11/67)                      Group, Inc.
Vice President,
Fixed Income Series

David S. Middleton             Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                      Group, Inc., and T. Rowe Price Trust Company
Controller,
Fixed Income Series

Mary J. Miller                 Vice President, T. Rowe Price and T. Rowe Price
(7/19/55)                      Group, Inc.
Vice President,
Fixed Income Series

Joan R. Potee                  Vice President, T. Rowe Price and T. Rowe Price
(11/23/47)                     Group, Inc.
Vice President,
Fixed Income Series

Robert M. Rubino               Vice President, T. Rowe Price and T. Rowe Price
(8/2/53)                       Group, Inc.
Vice President,
Fixed Income Series

Mark J. Vaselkiv               Vice President, T. Rowe Price and T. Rowe Price
(7/22/58)                      Group, Inc.
Vice President,
Fixed Income Series

Lea C. Ward (6/5/68)           Assistant Vice President, T. Rowe Price; formerly
Vice President,                Customer Finance Analyst, Lucent Technologies
Fixed Income Series            (to 2000)

Edward A. Wiese, CFA           Vice President, T. Rowe Price, T. Rowe Price
(4/12/59)                      Group, Inc., and T. Rowe Price Trust Company;
President,                     Vice President, Director, and Chief Investment
Fixed Income Series            Officer, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (6/02)
K15-072 6/30/02